UNANIMOUSWRITTENCONSENToFTHECOMPENSATIONCOMMITTEE OF THE BOAR-D OF DIRECTORS OF LAWSON PRODUCTS,INC' December -,2020 The resolutions rjescribed below are hereb,v consented.to by the undersigned'O:1ll^lfl:l' the Directors of Lawson products, Inc. (the "Company"). _who are members of Compensatton committee of the eou.dorDirectors of the Cornpan.v (t-he "Committee') *lth ll:.:iTe fbrce and effect as if such resolutions have been drl; rd";;; at a meeting of the compensation committee of the Board of Directors, and the Directors her.by,"uiue all nolice of rneeting and the holding of any meeting to act upon such resolutions und do hereby clirect that this Unanimous written consent be inserted into the minute book of the Company' WHHRE;AS.theCompanymaintainstheLawsonProducts.Inc.2009 Equity Clornpensation Plan, as Alnended and Restated Eft-ective May I 4"2019 (the ..2019 Plan"). rvhich provides for this cornmittee to grant stock awards to the ComPanY's emPloYees; and WHBRI]AS,theCompanymaintainstheLawsonProducts.lnc.Stock Perlbnnance Plan (the "SPP"). ,"t i.t't provides for this committee to grant stock performance rights to key employeesl and WHEREAS,theCompensationCommitteeCharlerempowersthis Committee to rtake action by unanimotts written consent without the need fbr a meeting; and WHBRE,AS.thisCornmitteenowconsidersitdesirabletoanrendthe20l9 Plan and the SPP: and NoW.IHE,REFORE.BEITRESOLVED.thattheCommitteeapproves and adopts the amendlnent of the SPP attached hereto as Exhibit A and the amendmentofthe20lgPlanattachedheretoasExhibitB. BE lT FURTHE,R RE,SOLVED. that the chief Executive oftlcer and the General Counsel of the Company (each an "Authorized Ofticer") each are hereby authorized to take all such furlher actions and to execute and deliver all such agreements,lrrir,,*.nts, certif r;tes or documents, in the name and on behalf of the cornmitte:e, which shall in such Authorized officer's sole judgment be necessary, pr.pL, or aclvisable in order to carry out futly the intent and effectuate the purposes c'ithis and the fbregoing resolutions' This Written Consent may be erecuted in various counterpafis' allof which constitute one document.

INWITNESSWHEREoF,t]reundersignedmembersoftheCompensation co,rminee of the eoira "i oir*,"r, "f ;r;;; p'"ooutt'' Inc' have xecuted this written Consent effective as of the date first above written' Rndr.* B. Albeft Lee S. Hillman Mark F. Moon l. Steven Edelson _) -

EXHIBIT A AMENDMENT OF THB 1et a,n.*a"a una Restated Effective January 24'2017) WHEREAS,LawSonProducts.lnc.(the..Company,.)hasestablishedandmaintainsthe Lawson Products. lnc. Amended Stock Performance Plan. as Amended and Restated Effective January 24,2017 (the "Plan"); WHEREAS, the company previously has amended the Plan and norv considers it desirable to further amend the Plan; NOW, THtrRE,FORE, pursuant to the power reserved_to the company by Section 10 of the Plan, and by virtue of the authority' detegated to the undersigned officer by resolution of the Company. the PIan, as previously amenJed, be and is hereby further amended' effective December -,2020,uV uoding the ftllowing sentence to Section a(d) of the Plan as the last sentence thereof: "Notwithstanding the foregoing, the expiration of any stock performanc-e right ivill be tolled during u"i period ti. putti.ipant cannot exercise the stock performance right because such an exercise would violate an applicable Federal' state, local. or fbreign law, provided that the period during which the stock performance right may be exercised will not be extended rnore thin thirty (30) days after the exercise of the stock performance right f-rrst would no longer violaie an applicable Federal, state, local, and foreign law'" IN WITNESS WHEREOF. the Company has caused this Amendment to be executed by the undersigned duly authorized officer this .- day of December 2020' LAWSON PRODUCTS,INC. By: Its:

wHEREAS, L,arvson products. Inc. (the "corrpany") has established and maintains the Lawson Products" lnc. 2009 Equity cornpensation Plan' as Amended and Restated Eft'ective May 14.2019 (the "Plan"); WHEREAS.theCompan.vpreviouslyhasamendedthePlanandnowconsidersit desirable to further amend the Plan; NOW,THERE,FORE,pursuanttothepowerres.erved.tothecornparlybySectionlT'1 of the plan. and by uirtue of ttrl authority j.Lgut.d to the. undersigned officer by.resolution of the Co*pany. the Plan. as previously a,rendJd, be and is hereby fufiher amended' effective December -.7020,by adding the following n.* Section 16' l 0 io the Plan immediately after Section 16.9 thereof ..1 6.1 0 Extension of Expiration Date. Notwithstanding anything in the Plan or an award agreement to the contrary, the expiration date of any Award that constitutes a .stock right' under Section 40gA rvill be toiled during any period the Participant cannot exercise the stock right becaur. ,u.h an exercise lvould violate an applicable Federal' state, local, or fbreign law, provideJ rt',u, ,t''. period during which the stock right may be exercised will not be extended more than thilty (30) days afterthe exercise of the stock right first wouLd no longer violate an applicable peOerat' state' local' and tbreign law'" EXHIBIT B AMENDME,NT OF THE U NC.2OO9 E_QUIT NSATIO (As Amended und R"ttut.d Effective MaY 14,2019) the ComPanY has caused this Amendment to be executedIN WITNE,SS WHEREOF' by the undersigned duly authorized officer this day of December 2020. LAWSON PRODUCTS,INC. Bv: Its: